Inventory	12 Months Ended
Dec. 31, 2021
Classes Of Inventories [Abstract]
Inventory

12. INVENTORY

	2020	2021
Finished goods	$50,054	$78,245
Raw Materials	37,789	86,613
WIP	10,859	7,026
Total Inventory	$85,516	$149,055

The increase in inventory for the year ended December 31, 2021 is a result of the building of inventory to meet the continued growth in product demand that has occurred since commercialization of COVID-19 products.

During 2021, the amount of inventories recognized as an expense within cost of sales was $114,195 (2020: $70,261, 2019: $11,914). The amount of inventory write-downs recognized as an expense was $6,830 (2020: $16,493, 2019: $120).

Included in reserves is $12,891 (2020: $8,148) related to returned instruments that management expects to be unable to refurbish.